                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          NORTHFIELD LABORATORIES INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
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                           NORTHFIELD LABORATORIES INC
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                  ISS MEETING                         [PICTURE]
                AUGUST 20, 2002




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                           NORTHFIELD LABORATORIES INC
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                                   HIGHLIGHTS


                         -  1ST BLA FOR BLOOD SUBSTITUTE

                         -  Extraordinary survival benefit

                         -  Patent portfolio strengthened

                         -  Manufacturing progress

                         -  Addressing greatest need

                         -  Substantial market opportunity



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          HUMAN POLYMERIZED HEMOGLOBIN
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                              [POLYHEME(TM) GRAPH]





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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          HUMAN POLYMERIZED HEMOGLOBIN
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                                 1 UNIT POLYHEME


                             - Equivalent to blood

                             - 50 grams Hb

                             - Free of tetramer

                             - Unique product




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                            IDEAL RESUSCITATIVE FLUID
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                                    POLYHEME

                          -  SUPPORTS LIFE WITHOUT RBCs

                          -  Immediate availability

                          -  Universal compatibility

                          -  No transfusion reactions

                          -  No disease transmission

                          -  Shelf-life more than 1 year

                          -  Rapid, massive infusion



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                             POLYHEME RESUSCITATION
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                                     [GRAPH]




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                             DEVELOPMENT OF POLYHEME
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                                 CLINICAL TRIALS


                            - Urgent use, 20 units

                            - Elective use, 6 units

                            - Compassionate use



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                             DEVELOPMENT OF POLYHEME
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                                      FOCUS


                   - Life-threatening blood loss

                   - Potential unavailability of RBCs

                   - Clinical benefit = (increase in) survival



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                            UNAVAILABILITY SITUATIONS
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                        -  Military or civilian

                        -  Remote or urban locations

                        -  Prehospital or hospital settings

                        -  Unplanned "elective" hemorrhage

                        -  Multiple simultaneous injuries

                        -  Incompatibility

                        -  Inventory imbalance

                        -  Religious objection



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                                URGENT BLOOD LOSS
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                                    PROTOCOL

                         -   Primarily trauma

                         -   Massive hemorrhage

                         -   PolyHeme in lieu of RBCs

                         -   Infusions up to 20 units

                         -   Life-threatening RBC [Hb]

                         -   Mortality vs. historical data



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                                URGENT BLOOD LOSS
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                                LIFE-THREATENING
                                    RBC [Hb]


                           -   Historical survival < 20%

                           -   Observed survival = 75%

                           -   Dramatic improvement



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                              MORTALITY COMPARISON
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                                  [LINE GRAPH]




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                             ASSESSMENT OF POLYHEME
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                                   CONCLUSIONS


                 -  (increase in) Survival at low RBC [Hb]

                 -  Safe during rapid, massive infusion

                 -  Resolves unavailability of RBCs




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                            THE REGULATORY CHALLENGE
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                                BLOOD SUBSTITUTES


             -  Innovative therapy

             -  History of safety concerns

             -  Multiple sponsors, products and clinical experiences

             -  Evolving requirements for approval



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD REGULATORY STATUS
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                                    POLYHEME


                 -  Compelling, life-saving benefit

                 -  Critical, unmet medical need

                 -  Substantial evidence of safety and efficacy

                 -  Sufficient for submission of BLA



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD REGULATORY STATUS
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                                   THE EVENTS


                          - BLA submitted August 2001

                          - RTF received November 2001



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD REGULATORY STATUS
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                                  FDA CONCERNS


                          -  Broad nature of indication

                          -  Validity of controls

                          -  Trial design



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD REGULATORY STATUS
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                                    PROGRESS


                      -   Meetings

                      -   Telephone conferences

                      -   Optimistic will achieve consensus



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                        NORTHFIELD COMMERCIAL DEVELOPMENT
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                                     ISSUES


                           -   Manufacturing expansion

                           -   Patent position

                           -   Marketing strategy

                           -   Financial information



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                            MANUFACTURING EXPANSION
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                                    STRATEGY


                        -   10,000 units/year at present

                        -   75,000 units/year next step

                        -   16-20 months

                        -   $28-32 MM



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                           NORTHFIELD PATENT POSITION
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                                     STATUS


            -  Additional U.S. patent issued

            -  Substantial portfolio

            -  Protection in U.S. until 2017

            -  Additional U.S. and international applications pending



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                               MARKETING STRATEGY
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                            POTENTIAL POLYHEME MARKET


                          -   Life-saving therapy

                          -   No alternatives available

                          -   Addresses greatest need

                          -   Premium pricing

                          -   Substantial opportunity



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                             FINANCIAL INFORMATION
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                                  CASH POSITION


                         Cash (5/31/02)      $18.4 MM

                         Sufficient Cash     18-20 months



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                              CORPORATE GOVERNANCE
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                                  DEVELOPMENTS


                    -   Board initiated management change

                    -   Code of business conduct

                    -   Audit committee changes

                    -   Nominating committee



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                               BOARD OF DIRECTORS
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                                 PRESENT MEMBERS


                           -   Steven A. Gould, M.D.

                           -   Gerald S. Moss, M.D.

                           -   David A. Savner

                           -   Bruce Chelberg

                           -   Jack Olshansky



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                               BOARD OF DIRECTORS
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                                PROPOSED MEMBERS


                              -  John F. Bierbaum

                              -  Paul M. Ness, M.D.



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD LABORATORIES INC.
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                                     AGENDA


                       -   Resolve regulatory status

                       -   Raise additional capital

                       -   Secure pharmaceutical partner

                       -   Enhance public profile



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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]

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                          NORTHFIELD LABORATORIES INC
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               ISS MEETING                            [PICTURE]
             AUGUST 20, 2002




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August 20, 2002                               [NORTHFIELD LABORATORIES INC LOGO]